                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                    --------------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                          03/15/99


     The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1998-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



     New Jersey                                              Applied For
     ----------                                              -----------
     State or other              (Commission                 (IRS Employer
     jurisdiction of             File Number)                ID Number)
     incorporation)


     2840 Morris Avenue, Union, New Jersey                       07083
     -----------------------------------------------------------------
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                            908-686-2000
                                             -------------------------


                                      n/a
     -----------------------------------------------------------------
     (Former name or former address, if changed since last report)

        Item 5        Other Events
                      ----------------------------

      Attached herein as Annex A is a copy of the Monthly Statement sent to
 Class A Certificate holders with respect to Remittance Date of:        03/15/99

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.




                                        By: \S\ Arthur Lyon
                                        ----------------------------------------
                                            Name:   Arthur Lyon
                                            Title:  Senior Vice President



Dated:     03/31/99

                            SERVICER'S  CERTIFICATE


IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1998, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1998-1 FOR THE MARCH 10, 1999 DETERMINATION DATE


1.  AVAILABLE FUNDS                                                $4,713,331.94


2.  (A) AGGREGATE CLASS A CERTIFICATE
        PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH           79,382,301.96

    (B) AGGREGATE CLASS B CERTIFICATE
        PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH            5,975,011.95

    (C) AGGREGATE POOL PRINCIPAL BALANCE
        AS REPORTED IN THE PRIOR MONTH                             85,357,313.91

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A) NUMBER OF ACCOUNTS                                                     3

    (B) DOLLARS                                                       328,633.31


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                          0.00


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                          256,456.58

5A. RECOVERIES ON LIQUIDATED LOANS                                          0.00


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
    FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
    PAYABLE TO REGISTERED HOLDERS                                     883,017.81


7.  (A) AMOUNT OF MONTHLY ADVANCE                                           0.00

    (B) AMOUNT OF COMPENSATING INTEREST                                   833.22


8.  DELINQUENCY AND FORECLOSURE INFORMATION
      (SEE EXHIBIT K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
    REALIZED LOSSES ON A LIQUIDATED LOAN                                                     0.00


10. (A) CLASS A INTEREST DISTRIBUTION AMOUNT:
        (i)   ACCRUED INTEREST                                        359,205.00
        (ii)  SHORTFALL, IF ANY, ON A PRECEDING
              REMITTANCE DATE PLUS INTEREST                                 0.00
        (iii) CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT           1,730.53
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                       360,935.53
                                                                                        4.31225245

    (B) CLASS B INTEREST DISTRIBUTION  AMOUNT:
        (i)   ACCRUED INTEREST                                         29,128.20
        (ii)  SHORTFALL, IF ANY, ON A PRECEDING
              REMITTANCE DATE PLUS INTEREST                                 0.00
        (iii) CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT             140.32
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                    29,268.52
                                                                                        4.64579683
    (C) CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
        (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL                       544,133.60
        (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE                          0.00
        (iii) SUBSTITUTION ADJUSTMENTS                                      0.00
        (iv)  UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                                   0.00
        (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                         0.00
        (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                      0.00
        (vii) RECALCULATED PRINCIPAL ADJUSTMENT                             0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                         544,133.60
                                                                                        6.50099881
    (D) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
        (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
              AND OTHER RECOVERIES OF PRINCIPAL                        40,956.29
        (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
              INTEREST PURCHASED FOR BREACH OF
              WARRANTY AND RECEIVED BY THE TRUSTEE                          0.00
        (iii) SUBSTITUTION  ADJUSTMENTS                                     0.00
        (iv)  UNGUARANTEED PERCENTAGE OF
              LOSSES THAT WERE LIQUIDATED                                   0.00
        (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
              DELINQUENT 24 MONTHS OR UNCOLLECTIBLE                         0.00
        (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                      0.00
        (vii) RECALCULATED PRINCIPAL ADJUSTMENT                             0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                          40,956.29
                                                                                        6.50099841

11. (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
        IN CASH AND FROM LIQUIDATION OF
        PERMITTED INSTRUMENTS                                                         3,434,762.19

    (B) TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                0.00


12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL
        BALANCE AFTER DISTRIBUTIONS TO BE MADE
        ON THE REMITTANCE DATE                                     78,838,168.36
                                                                    941.91360048
    (B) AGGREGATE CLASS B CERTIFICATE PRINCIPAL
        BALANCE AFTER DISTRIBUTIONS TO BE MADE
        ON THE REMITTANCE DATE                                      5,934,055.66
                                                                    941.91359683
    (C) POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                          84,772,224.02
                                                                    941.91360022

13. (A) EXCESS SPREAD                                                 212,806.43

    (B) EXTRA INTEREST                                                275,369.70

    (C) SPREAD ACCOUNT BALANCE                                      3,434,762.19

    (D) SPECIFIED SPREAD ACCOUNT REQUIREMENT                        3,446,600.59


14. (A) WEIGHTED AVERAGE MATURITY                                        214.396

    (B) WEIGHTED AVERAGE SBA LOAN INTEREST RATE                           9.817%


15. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                       87,322.67

    (B) PREMIUM PROTECTION FEE FOR THE RELATED
        DUE PERIOD                                                    102,215.28

    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE
        ACCOUNT                                                         4,267.87


16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION  5.04 (b)                                                   0.00

    (B) SECTION  5.04 (c)                                                   0.00

    (C) SECTION  5.04 (d)(ii)                                           8,458.91

    (D) SECTION  5.04 (e)                                                   0.00

    (E) SECTION  5.04 (f)                                              87,750.26


17. (A) CLASS A REMITTANCE RATE                                           5.430%

    (B) CLASS B REMITTANCE RATE                                           5.850%

18. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT SBA
        LOANS PURCHASED DURING THE PRIOR DUE PERIOD                         0.00

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
        SUCH DUE PERIOD                                                     0.00



19. OTHER INFORMATION AS REQUESTED

I, Arthur Lyon, Senior Vice President, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1998 pertaining to Series 1998 - 1 in preparing the accompanying Servicer's Certificate.




THE MONEY STORE INVESTMENT CORPORATION



BY:
    --------------------------------------

       ARTHUR LYON
       SENIOR VICE PRESIDENT